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                                                                    EXHIBIT 10.5


                                PROMISSORY NOTE



In consideration of the receipt of two million United States dollars (U.S.$2,000,000.00) ("Principal"), Maker promises to pay to Holder on 12-31, 2001 ("Due Date") the entire Principal plus interest thereon accrued at the rate of nine percent (9.0%) per year ("Interest") from the date hereof to the date of payment (calculated by the actual over 360 method). Maker may prepay this note in whole or in part at any time or times and such prepayment(s) shall be applied first to any unpaid interest and then to any unpaid Principal. Maker waives presentment, notice, waiver and all other defenses and acknowledges that this is a general recourse obligation of Maker. This Promissory Note shall be subject to and construed by the laws of California as they apply to obligations made and performed therein by residents thereof.

DATE:  January 5, 2001

Hyundai Electronics America         ("Maker")


BY: /s/ Thomas J. Thomas
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PRINT:  Thomas J. Thomas
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TITLE:  V.P. Finance/CFO
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Accepted by:

Maxtor Corporation                  ("Holder")


BY:
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PRINT:
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TITLE:
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